Exhibit 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
     In connection with the Quarterly Report of Versar, Inc. (the “Company”) on Form 10-Q for the period ending December 28, 2007 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Theodore M. Prociv, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
(1)	the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)	the information contained in the Report fairly presents, in all material aspects, the financial condition and results of operations of the Company.

/s/ Theodore M. Prociv
Theodore M. Prociv
President and CEO

February 11, 2008

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